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                                                                    Exhibit 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8, File No. 33-8209 and File No. 33-47893.


                                                ARTHUR ANDERSEN LLP

Hartford, Connecticut
April 29, 1997